UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 4, 2006



                              PIER 1 IMPORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     1-7832                 75-1729843
--------------------------------   ------------------     ----------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)         Identification Number)



                    100 Pier 1 Place, Fort Worth, Texas 76102
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  817-252-8000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-.13e-4(c))

Item 8.01 Other Events

     On May 4, 2006, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's sales results for the four-week period ended April 29, 2006, financial guidance for the Company's fiscal 2007 first quarter results, and that the Company has retained JPMorgan for a strategic alternatives review. A copy of this press release is attached hereto as
     Exhibit 99.1.



Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit No.    Description


     99.1 Press release dated May 4, 2006 containing sales results for the four-week period ended April 29, 2006, financial guidance for the Company's fiscal 2007 first quarter results, and that the Company has retained JPMorgan for a strategic alternatives review.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PIER 1 IMPORTS, INC.

Date: May 4, 2006                   By: /s/ Michael A. Carter
      -----------                       ---------------------
                                        Michael A. Carter, Senior Vice President
                                        and General Counsel, Secretary

                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.    Description


     99.1 Press release dated May 4, 2006 containing the sales results for the four-week period ended April 29, 2006, financial guidance for the Company's fiscal 2007 first quarter results, and that the Company has retained JPMorgan for a strategic alternatives review.